EXTENSION OF TERM AGREEMENT


         This Extension of Term Agreement is made as of May 19, 1999 by and between OCWEN ASSET INVESTMENT CORP., a Virginia corporation (the "REIT"), and OCWEN CAPITAL CORPORATION, a Florida corporation (the "Manager"), with respect to the First Amended and Restated Management Agreement, dated as of May 19, 1997, and amended and restated as of May 5, 1998 (the "Management Agreement"), between the REIT and the Manager.


                              W I T N E S S E T H:

                  WHEREAS, the REIT and the Manager are parties to the Management Agreement;

                  WHEREAS, Section 13 of the Management Agreement provides that the Management Agreement shall continue in force until May 19, 1999, and thereafter may be extended only with the consent of the Manager and by the affirmative vote of a majority of the Board of Directors, including a majority of the Independent Directors, of the REIT, that each extension shall be executed in writing by the parties to the Management Agreement prior to the expiration thereof and that such extension shall not exceed twelve months;

                  WHEREAS, the parties desire to extend the term of the Management Agreement by six months; and

                  WHEREAS, the Board of Directors of the REIT, including all of the Independent Directors, approved the extension of the term of the Management Agreement by six months.


                  NOW THEREFORE, in consideration of the premises, the parties hereto agree as follows:

                  SECTION 1. EXTENSION OF TERM. The first paragraph of Section 13 of the Management Agreement is hereby deleted in its entirety and replaced by the following paragraph:

                  This Agreement shall continue in force until November 19, 1999, and thereafter, it may be extended only with the consent of the Manager and by the affirmative vote of a majority of the Board of Directors, including a majority of the Independent Directors.

                  SECTION 2. EFFECT OF EXTENSION. Except as expressly set forth herein, this Extension of Term Agreement shall not by implication alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Management Agreement, all of which shall continue in full force and effect.

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                  IN WITNESS WHEREOF, the parties hereto have executed this
Extension of Term Agreement as of the date first written above.


                                       OCWEN ASSET INVESTMENT CORP.


                                       By:  /s/  CHRISTINE A. REICH
                                            -----------------------------
                                          Name:  Christine A. Reich
                                          Title: President


                                       OCWEN CAPITAL CORPORATION


                                       By:  /s/  JOHN R. ERBEY
                                            -----------------------------
                                          Name:  John R. Erbey
                                          Title: Senior Managing Director